                                                                                                 Exhibit 10.1

                                  TWELFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
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         THIS TWELFTH  AMENDMENT TO LOAN AND SECURITY  AGREEMENT  (this  "Amendment") is made and entered into this
19th  day  of  December,  2002,  by  and  among  TROPICAL  SPORSTWEAR  INT'L  CORPORATION,  a  Florida  corporation
("Tropical"),  TROPICAL SPORTSWEAR COMPANY,  INC., a Delaware corporation  ("TSCI"),  SAVANE INTERNATIONAL CORP., a
Texas corporation ("Savane"),  APPAREL NETWORK CORPORATION, a Florida corporation ("Apparel"),  TSI BRANDS, INC., a
Delaware  corporation  ("TSI"),  TSIL, INC., a Delaware  corporation  ("TSIL"),  DUCK HEAD APPAREL COMPANY,  LLC, a
Georgia  limited  liability  company ("Duck Head"),  and DELTA  MERCHANDISING,  INC., a South Carolina  corporation
("Delta";  Tropical,  TSCI, Savane, Apparel, TSI, TSIL, Duck Head and Delta collectively referred to hereinafter as
"Borrowers"  and  individually  as a  "Borrower"),  each with its chief  executive  office and  principal  place of business at 4902 West Waters Avenue,  Tampa,  Florida  33634-1302;  and FLEET CAPITAL  CORPORATION,  a Rhode Island
corporation,  in its capacity as collateral and administrative  agent for the Lenders (together with its successors in such capacity,  "Agent") with an office at 300 Galleria Parkway,  N.W., Suite 800,  Atlanta,  Georgia 30339, and
on behalf of the various  financial  institutions  that are "Lenders" as provided in the Loan Agreement (as defined below).

                                                      Recitals:
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         Borrowers,  Agent and Lenders,  are parties to a certain Loan and Security  Agreement dated June 10, 1998, as amended by that certain First  Amendment to Loan and Security  Agreement dated July 9, 1998, that certain Second
Amendment to Loan and Security  Agreement  dated August 27, 1998, that certain Third Amendment to Loan and Security
Agreement  dated December 31, 1998,  that certain  Fourth  Amendment to Loan and Security  Agreement  dated May 21,
1999,  that certain  Fifth  Amendment  to Loan and  Security  Agreement  dated July 16,  1999,  that certain  Sixth
Amendment to Loan and  Security  Agreement  dated  October 28, 1999,  that  certain  Seventh  Amendment to Loan and
Security  Agreement  dated November 12, 1999,  that certain Eighth  Amendment to Loan and Security  Agreement dated
January 19, 1999,  that certain  Ninth  Amendment to Loan and  Security  Agreement  dated April 12, 2001,  and that certain letter agreement dated April 25, 2001, and that certain Eleventh  Amendment to Loan and Security  Agreement dated May 22, 2002 (as at any time  amended,  the "Loan  Agreement"),  pursuant to which  Lenders have made certain revolving credit loans and letter of credit accommodations to Borrowers.

         Borrowers  have  requested  that  Agent  and  Lenders  amend the  terms of the Loan  Agreement.  Agent and
Lenders are willing to amend the Loan Agreement on the terms and conditions as hereinafter set forth.

         NOW,  THEREFORE,  for TEN DOLLARS  ($10.00) in hand paid and other good and  valuable  consideration,  the receipt and sufficiency of which are hereby  severally  acknowledged,  the parties hereto,  intending to be legally bound hereby, agree as follows:

         1.       Definitions.  All capitalized  terms used in this  Amendment,  unless  otherwise  defined herein,
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shall have the meaning ascribed to such terms in the Loan Agreement.

         2.       Amendment to Loan Agreement.  The Loan Agreement is hereby amended as follows:
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                  (a)      By deleting  the definitions  of "Consolidated  EBITDA"  and  "Obligations"  in
                  Section 1 of the Loan Agreement  in  its  entirety and by substituting the following new definitions in lieu thereof:

                           Consolidated  EBITDA - for any  fiscal  period  of  Borrowers,  Borrowers'  (i)
                  income (or loss)  before  interest  and taxes,  plus (ii) to the  extent  recognized  in determining  such  income  (or loss) for such  period,  depreciation,  amortization  and other  similar  non-cash  charges and reserves  other than  non-cash  charges or credits resulting from changes in prepaid assets of accrued  liabilities in the ordinary  course of business,  minus (iii) to the extent  recognized in determining such income (or loss)
                  for such  period,  extraordinary  gains  (or  losses),  restructuring  charges  or other non-recurring  items,  minus (iv) to the extent  recognized in  determining  such income
                  (or loss) for such period,  the 2002 Synergy Charge,  minus (v) to the extent recognized in  determining  such income (or loss) for such period,  the Compton  Severance  Charge.
                  For all purposes of this  Agreement,  Consolidated  EBITDA shall be  calculated  for the period of four  consecutive  Fiscal  Quarters  ended on the last date of the most recent
                  Fiscal Quarter for which  financial  statements  have been provided  pursuant to Section
                  10.1.3 hereof.

                           Obligations - in each case, whether now in existence or hereafter arising,  (i)
                  all of the  Loans  and  all  interest  payable  in  connection  therewith,  (ii)  all LC
                  Outstandings  and all other  obligations  of any Obligor to Lender or any  Affiliate  of
                  Lender  (including  Bank)  arising  in  connection  with the  issuance  of any Letter of
                  Credit,  (iii) all Debt and other  obligations of Borrower to Agent,  Fleet,  any Lender or any  Affiliate  of  Agent,  Fleet  or any  Lender  (including  Bank)  for any debt or obligations  related to any  Hedging  Agreement,  and (iv) all other  Debts,  covenants, duties,  overdrafts and obligations  (including  contingent  obligations)  now or at any time or  times  hereafter  owing  by any  Obligor  to Agent  or any  Lender  or  whether evidenced by any Loan Document or other writing,  whether  arising from any extension of credit, opening of a letter of credit,  acceptance,  loan, guaranty,  indemnification or otherwise,  and whether  direct or indirect,  absolute or  contingent,  due or to become due,  primary or  secondary,  or joint or  several,  including  all  interest,  charges, expenses,  fees or other sums (including  Extraordinary  Expenses)  chargeable to any or all Obligors  under  any  of the  other  Loan  Documents  or any  other  agreement,  but specifically  excluding  any  amounts  owing by any  Borrower to  NationsBank  under the
                  NationsBank Loan Documents.

                  (b)      By deleting subsection  (ii) in the  definition  of "LC  Conditions" in Section
                  1 of the Loan Agreement  and  by  substituting the following new subsection (ii) in lieu thereof:

                          (ii) after  giving  effect to the  issuance  of the  requested  Letter of Credit and all other unissued  Letters of Credit for which an LC  Application  has been  signed by Fleet,  the  LC  Outstandings  would  not exceed in the  aggregate  $40,000,000  with respect to documentary  Letters of Credit or $5,000,000 with respect to standby  Letters of Credit and  no Out-of-Formula  Condition would  exist,  and,  if  no  Revolver  Loans are outstanding, the LC Outstandings do not exceed the Borrowing Base;

                  (c)      By  adding  the  following  new  definitions  of  "Compton  Severance  Charge,"
                  "Hedging  Agreement" and "2002  Synergy  Charge"  to  Section 1 of the Loan Agreement in
                  proper alphabetical sequence:

                           Compton  Severance  Charge - the pre-tax charge not to exceed  $5,700,000 to be recorded by the  Borrowers  during its Fiscal  Quarter  ending  December 31,  2002,  for severance  pay to  William  Compton  pursuant  to the  terms of a  separation  agreement between Borrowers and William Compton.

                           Hedging  Agreement - any interest rate protection  agreement,  foreign currency exchange agreement,  commodity price protection  agreement or other interest or currency exchange rate or commodity price hedging arrangement.

                           2002  Synergy  Charge - a charge in an amount not to exceed  $17,600,000  to be
                  recorded  by  the  Borrowers   relating  to  the   consolidation   of  all  of  Savane's
                  administrative and fabric cutting functions to Tampa, Florida.

                  (d)      By  deleting  clauses  (ix)  and (x) of Section  5.5.1 in its  entirety  and by substituting  the following new clauses (ix), (x) and (xi) in lieu thereof:

                          (ix) ninth, to Agent and Lenders in payment of the unpaid principal and  accrued interest  in respect  of the Loans and any other  Obligations  (excluding  the Swingline
                  Loans  and  any  debt  or  obligations  associated  with  any  Hedging  Agreement)  then outstanding  to be shared  among  Agent  and  Lenders  ratably  in  proportion  to their respective  shares of such Loans and other  Obligations,  or on such other  basis as may be agreed upon in writing by Agent and Lenders  (which  agreement or  agreements  may be entered into without  notice to or the consent or approval of Borrower);  (x) tenth,  to the Lenders and their  Affiliates in payment of any debt or obligations  associated with any Hedging  Agreement,  to be shared among such Lenders and their Affiliates ratably in proportion to their  respective  shares of such debt or obligations;  and (xi) eleventh, unless an Event of Default  exists and Fleet has elected  allocation  pursuant to clause
                  (ii) above, to the Swingline Loans.

         3.       Consent to Stock  Repurchase.  Borrowers  have informed  Agent and Lenders that Tropical  desires to repurchase at market price common stock of Tropical in one or more  transactions  in an aggregate  amount not to exceed $5,000,000 (the "Stock  Repurchase").  The Stock Repurchase  requires the prior written consent of Agent and
Lenders under  Sections  10.2.7 and 10.2.10 of the Loan  Agreement.  For so long as no Event of Default  exists and no  Out-of-Formula  Condition  exists on the date of any Stock  Repurchase  transaction,  Agent and Lenders  hereby consent to the Stock  Repurchase and agree that the Stock  Repurchase will not constitute an Event of Default under
(or as defined in) the Loan Agreement.

         4.       Acknowledgments  and  Stipulations.  Each  Borrower  acknowledges  and  stipulates  that the Loan
Agreement and the other Loan Documents executed by such Borrower are legal,  valid and binding  obligations of such
Borrower that are enforceable  against such Borrower in accordance  with the terms thereof;  all of the Obligations are owing and payable without  defense,  offset or  counterclaim  (and to the extent there exists any such defense, offset or counterclaim  on the date hereof,  the same is hereby waived by each  Borrower);  the security  interests and liens granted by each Borrower in favor of Agent are duly  perfected,  first  priority  security  interests and liens.

         5.       Representations  and Warranties.  Each Borrower  represents and warrants to Agent and Lenders, to induce  Agent and  Lenders to enter  into this  Amendment,  that no Default or Event of Default  exists on the date hereof;  the execution,  delivery and  performance  of this  Amendment  have been duly  authorized by all requisite corporate  action on the part of such  Borrower and this  Amendment  has been duly  executed and  delivered by such
Borrower;  and all of the  representations  and  warranties  made by Borrowers in the Loan  Agreement  are true and correct on and as of the date hereof,  except to the extent any representation or warranty  specifically relates to an earlier date.

         6.       Reference to Loan Agreement.  Upon the  effectiveness  of this  Amendment,  each reference in the
Loan  Agreement  to "this  Agreement,"  "hereunder,"  or words of like import  shall mean and be a reference to the
Loan Agreement, as amended by this Amendment.

         7.       Breach of  Amendment.  This  Amendment  shall be part of the Loan  Agreement  and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

         8.       Amendment  Fee;  Expenses of Agent.  In  consideration  of Agent's and  Lenders'  willingness  to enter into this agreement,  Borrowers,  jointly and severally agree to pay Agent,  for the pro-rata  benefit of the
Lenders,  an  amendment  fee in the amount of $15,000 on the date  hereof.  Borrowers  also  jointly and  severally agree to pay, on demand,  all costs and expenses incurred by Agent in connection with the preparation,  negotiation and execution of this Amendment and any other Loan Documents  executed  pursuant hereto and any and all amendments, modifications,  and supplements thereto,  including,  without limitation,  the reasonable costs and fees of Agent's legal  counsel  and any taxes or  expenses  associated  with or  incurred  in  connection  with any  instrument  or agreement referred to herein or contemplated hereby.

         9.       Effectiveness;  Governing  Law. This Amendment  shall be effective  upon  acceptance by Agent and
Lenders in Atlanta,  Georgia (notice of which  acceptance is hereby  waived),  whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

         10.      Successors  and  Assigns.  This  Amendment  shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         11.      No Novation,  etc..  Except as otherwise  expressly  provided in this  Amendment,  nothing herein shall be deemed to amend or modify any  provision of the Loan  Agreement or any of the other Loan  Documents,  each of which shall  remain in full force and effect.  This  Amendment  is not intended to be, nor shall it be construed to create,  a novation or accord and  satisfaction,  and the Loan  Agreement as herein  modified  shall continue in full force and effect.

         12.      Counterparts;   Telecopied  Signatures.   This  Amendment  may  be  executed  in  any  number  of
counterparts  and by  different  parties  to this  Agreement  on  separate  counterparts,  each of  which,  when so executed,  shall be deemed an original,  but all such  counterparts  shall  constitute one and the same  agreement.
Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         13.      Further  Assurances.  Each  Borrower  agrees to take such  further  actions as Agent and  Lenders shall  reasonably  request from time to time in  connection  herewith to evidence or give effect to the  amendments set forth herein or any of the transactions contemplated hereby.

         14.      Section  Titles.  Section  titles  and  references  used  in  this  Amendment  shall  be  without substantive  meaning or content  of any kind  whatsoever  and are not a part of the  agreements  among the  parties hereto.

         15.      Release of Claims.  To induce  Agent and  Lenders to enter  into this  Amendment,  each  Borrower hereby  releases,  acquits  and  forever  discharges  Agent  and  Lenders,  and all  officers,  directors,  agents, employees,  successors and assigns of Agent and Lenders, from any and all liabilities,  claims, demands, actions or causes  or  actions  of any  kind or  nature  (if  there be any),  whether  absolute  or  contingent,  disputed  or undisputed,  at law or in equity,  or known or unknown,  that such  Borrower now has or ever had against  Agent and
Lenders arising under or in connection with any of the Loan Documents or otherwise.

         16.      Waiver of Jury Trial.  To the fullest  extent  permitted by  applicable  law, the parties  hereto each hereby waives the right to trial by jury in any action,  suit,  counterclaim  or proceeding  arising out of or related to this Amendment.

                                   [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

                                                              BORROWERS:
                                                              ---------

ATTEST:                                              TROPICAL SPORTSWEAR INT'L
                                                               CORPORATION

/s/Karen S. Castillo                                 By:  /s/Robin Cohan
Assistant Secretary
[CORPORATE SEAL]                                     Title: Senior Vice President

ATTEST:                                              TROPICAL SPORTSWEAR COMPANY, INC.

/s/Karen S. Castillo                                 By:  /s/Robin Cohan
Assistant Secretary
[CORPORATE SEAL]                                     Title:  Senior Vice President

ATTEST:                                              SAVANE INTERNATIONAL CORP.

/s/Karen S. Castillo                                 By:  /s/Robin Cohan
Secretary
[CORPORATE SEAL]                                     Title: Senior Vice President

ATTEST:                                              APPAREL NETWORK CORPORATION

/s/Karen S. Castillo                                 By:   /s/Robin Cohan
Assistant Secretary
[CORPORATE SEAL]                                     Title: Senior Vice President

ATTEST:                                              TSI BRANDS, INC.

/s/Karen S. Castillo                                 By:    /s/Robin Cohan
Assistant Secretary
[CORPORATE SEAL]                                     Title: Senior Vice President

ATTEST:                                              TSIL, INC.

/s/Karen S. Castillo                                 By:   /s/Robin Cohan
Assistant Secretary
[CORPORATE SEAL]                                     Title: Senior Vice President

ATTEST:                                              DUCK HEAD APPAREL COMPANY, LLC

/s/Karen S. Castillo                                By:   /s/Robin Cohan
Assistant Secretary
[CORPORATE SEAL]                                    Title: Senior Vice President

ATTEST:                                              DELTA MERCHANDISING, INC.

/s/Karen S. Castillo                                 By:  /s/Robin Cohan
Assistant Secretary
[CORPORATE SEAL]                                     Title: Senior Vice President

                                                     AGENT:

                                                     FLEET CAPITAL CORPORATION,
                                                     as Agent, and on behalf of the Lenders

                                                     By:      /s/Elizabeth L. Waller
                                                     Title:   Senior Vice President